UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2013

Cornerstone Therapeutics Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50767	04-3523569
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1255 Crescent Green Drive, Suite 250, Cary, North Carolina		27518
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-678-6611

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cornerstone Therapeutics Inc. (the "Company") has scheduled its 2013 Annual Meeting of Stockholders (the "2013 Annual Meeting") to be held at the Company’s executive offices located at 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518, on Thursday, October 31, 2013 at 8:30 a.m., local time. Stockholders of record as of the close of business on September 12, 2013 are entitled to notice of and to vote at the 2013 Annual Meeting.

The 2013 Annual Meeting is being held more than 30 days after the anniversary of the Company’s most recent annual meeting of stockholders. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company’s proxy materials for the 2013 Annual Meeting. The new deadline for the submission of such stockholder proposals is the close of business on August 2, 2013. The Company believes that receiving Rule 14a-8 stockholder proposals by such date will provide the Company with a reasonable period of time for the review, consideration and, if appropriate, inclusion of any such proposals before it begins to print and send its proxy materials to stockholders for the 2013 Annual Meeting.

In addition, the Bylaws of the Company set forth when a stockholder must provide notice to the Company of nominations and other business proposals that the stockholder wants to bring before the 2013 Annual Meeting ("Stockholder Notice"). The Bylaws generally prescribe the procedures that a stockholder of the Company must follow if the stockholder intends to nominate a person for election to the Company’s Board of Directors or to propose other business to be considered by stockholders at an annual meeting of the stockholders. These procedures include, among other things, that the stockholder give timely notice to the Company’s corporate secretary of the nomination or other proposed business, that the notice contain specified information, and that the stockholder comply with certain other requirements.

In accordance with the Bylaws, if the annual meeting date is delayed by more than 60 days after the first anniversary of the preceding year’s annual meeting, the Stockholder Notice must be received by the corporate secretary at the registered office of the Company not earlier than 120 days prior to such annual meeting and not later than 90 days prior to the annual meeting. Accordingly, in order for a Stockholder Notice to be considered for inclusion in the Company’s proxy statement for the 2013 Annual Meeting or for stockholder business initiated by a stockholder to be brought before the 2013 Annual Meeting, the stockholder must deliver such Notice no earlier than July 3, 2013 and no later than August 2, 2013, and must otherwise comply with the requirements of the Bylaws.

Notices should be addressed in writing to: Cornerstone Therapeutics Inc., Attn: Corporate Secretary, 1255 Crescent Green Drive, Suite 250, Cary, North Carolina 27518. Notices should be mailed to the Company by certified mail, return receipt requested.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone Therapeutics Inc.

June 20, 2013	By:	/s/ Andrew K. W. Powell

Name: Andrew K. W. Powell
Title: EVP, General Counsel and Secretary